EXHIBIT 99.5

Accrued Interest Date:                                 Collection Period Ending:
25-Sep-01                                                              30-Sep-01

Distribution Date:       BMW VEHICLE OWNER TRUST 2001-A                 Period #
                         ------------------------------
25-Oct-01                                                                  5

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Balances
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                                                                                       Initial          Period End
     Receivables                                                                $1,489,992,840      $1,333,475,058
     Pre-Funding Account                                                           $99,965,067                  $0
     Capitalized Interest Account                                                   $1,045,665            $167,754
     Reserve Account                                                               $22,349,893         $33,336,876
     Yield Supplement Overcollateralization                                         $8,157,907          $6,530,137
     Class A-1 Notes                                                              $329,000,000         $74,577,453
     Class A-2 Notes                                                              $448,000,000        $448,000,000
     Class A-3 Notes                                                              $499,000,000        $499,000,000
     Class A-4 Notes                                                              $274,000,000        $274,000,000
     Class B Notes                                                                 $31,800,000         $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                          $1,276,259,181
     Subsequent Receivables Added                                                  $99,965,066
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                        $25,025,898
            Receipts of Pre-Paid Principal                                         $17,247,551
            Liquidation Proceeds                                                      $179,209
            Principal Balance Allocable to Purchased Receivables                            $0
            Release from Pre-Funding Account                                                $1
        Total Receipts of Principal                                                $42,452,660

        Interest Distribution Amount
            Receipts of Interest                                                    $7,340,906
            Servicer Advances                                                         $844,698
            Reimbursement of Previous Servicer Advances                                     $0
            Accrued Interest on Purchased Receivables                                       $0
            Recoveries                                                                 $10,114
            Capitalized Interest Payments                                             $167,754
            Net Investment Earnings                                                   $357,937
        Total Receipts of Interest                                                  $8,721,409

        Release from Reserve Account                                                        $0

     Total Distribution Amount                                                     $51,174,069

     Ending Receivables Outstanding                                             $1,333,475,058

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                        $3,095,026
     Current Period Servicer Advance                                                  $844,698
     Current Reimbursement of Previous Servicer Advance                                     $0
     Ending Period Unreimbursed Previous Servicer Advances                          $3,939,724

Collection Account
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     Deposits to Collection Account                                                $51,174,069
     Withdrawals from Collection Account
        Servicing Fees                                                              $1,063,549
        Class A Noteholder Interest Distribution                                    $5,099,567
        First Priority Principal Distribution                                               $0
        Class B Noteholder Interest Distribution                                      $144,690
        Regular Principal Distribution                                             $42,140,792
        Reserve Account Deposit                                                     $1,551,563
        Unpaid Trustee Fees                                                                 $0
        Excess Funds Released to Depositor                                          $1,173,908
     Total Distributions from Collection Account                                   $51,174,069




                                  Page 1 of 3

Accrued Interest Date:                                  Collection Period Ending:
25-Sep-01                                                              30-Sep-01

Distribution Date:       BMW VEHICLE OWNER TRUST 2001-A                 Period #
                         ------------------------------
25-Oct-01                                                                  5

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                            $0
        Release from Collection Account                                 $1,173,908
     Total Excess Funds Released to the Depositor                       $1,173,908

Note Distribution Account
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     Amount Deposited from the Collection Account                      $47,385,049
     Amount Deposited from the Reserve Account                                  $0
     Amount Paid to Noteholders                                        $47,385,049

Distributions
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     Monthly Principal Distributable Amount                        Current Payment      Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                   $42,140,792         $74,577,453     $128.09         22.67%
     Class A-2 Notes                                                            $0        $448,000,000       $0.00        100.00%
     Class A-3 Notes                                                            $0        $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                            $0        $274,000,000       $0.00        100.00%
     Class B Notes                                                              $0         $31,800,000       $0.00        100.00%

     Interest Distributable Amount                                 Current Payment          Per $1,000
     Class A-1 Notes                                                      $387,967               $1.18
     Class A-2 Notes                                                    $1,590,400               $3.55
     Class A-3 Notes                                                    $1,954,417               $3.92
     Class A-4 Notes                                                    $1,166,783               $4.26
     Class B Notes                                                        $144,690               $4.55



Carryover Shortfalls
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                                                                       Prior
                                                                    Period Carryover     Current Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                                     $0                  $0          $0
     Class A-2 Interest Carryover Shortfall                                     $0                  $0          $0
     Class A-3 Interest Carryover Shortfall                                     $0                  $0          $0
     Class A-4 Interest Carryover Shortfall                                     $0                  $0          $0
     Class B Interest Carryover Shortfall                                       $0                  $0          $0


Receivables Data
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                                                                    Beginning Period       Ending Period
     Number of Contracts                                                    59,672              62,585
     Weighted Average Remaining Term                                         45.64               45.45
     Weighted Average Annual Percentage Rate                                 7.60%               7.66%

     Delinquencies Aging Profile End of Period                       Dollar Amount          Percentage
        Current                                                     $1,201,545,706              90.11%
        1-29 days                                                     $114,442,730               8.58%
        30-59 days                                                     $14,198,179               1.06%
        60-89 days                                                      $2,044,008               0.15%
        90-119 days                                                       $741,302               0.06%
        120+ days                                                         $503,134               0.04%
        Total                                                       $1,333,475,058             100.00%
        Delinquent Receivables +30 days past due                       $17,486,622               1.31%

Accrued Interest Date:                                  Collection Period Ending:
25-Sep-01                                                              30-Sep-01

Distribution Date:       BMW VEHICLE OWNER TRUST 2001-A                 Period #
                         ------------------------------
25-Oct-01                                                                  5

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                    $296,530
        Recoveries for Current Period                                      $10,114
        Net Losses for Current Period                                     $286,415

        Cumulative Realized Losses                                        $399,664


     Repossessions                                                   Dollar Amount               Units
        Beginning Period Repossessed Receivables Balance                $1,199,849                  43
        Ending Period Repossessed Receivables Balance                   $1,454,773                  52
        Principal Balance of 90+ Day Repossessed Vehicles                 $102,264                   5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                   $6,842,005
     Beginning Period Amount                                            $6,842,005
     Ending Period Required Amount                                      $6,530,137
     Current Period Release                                               $311,868
     Ending Period Amount                                               $6,530,137
     Next Distribution Date Required Amount                             $6,225,224

Capitalized Interest Account
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     Beginning Period Required Amount                                     $335,507
     Beginning Period Amount                                              $335,507
     Net Investment Earnings                                                $1,300
     Current Period Release to Depositor                                  $167,754
     Ending Period Required Amount                                        $167,754
     Ending Period Amount                                                 $167,754


Pre-Funding Account
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     Beginning Period Amount                                           $99,965,067
     Net Investment Earnings                                              $275,327
     Release to Servicer for Additional Loans                          $99,965,066
     Current Period Release for Deposit to Collection Account                   $1
     Ending Period Amount                                                       $0

Reserve Account
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     Beginning Period Required Amount                                  $31,906,480
     Beginning Period Amount                                           $31,785,313
     Net Investment Earnings                                               $81,310
     Current Period Deposit                                             $1,551,563
     Current Period Release to Collection Account                               $0
     Current Period Release to Depositor                                        $0
     Ending Period Required Amount                                     $33,336,876
     Ending Period Amount                                              $33,336,876


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